                                ACQUISITION AGREEMENT
     THIS  AGREEMENT is dated for reference this 22nd day of January, 2002.


BETWEEN:

     LOOP COMMUNICATIONS INC., a company incorporated pursuant to the laws of Canada and having an office located at 4200 No. 3 Road, Suite #130, Richmond, British Columbia, V6X 2C2;

     ("Loop")


                                                            OF  THE  FIRST  PART

AND:

     ALLAN  CHENG,  of  4200 No. 3 Road, Suite #130, Richmond,
     British Columbia, V6X  2C2;

     ("Cheng")

                                                           OF  THE  SECOND  PART

AND:

     SURFORAMA.COM, INC., a company incorporated pursuant to the laws of the State of Nevada and having an office located at 700 - 555 West Hastings Street, Vancouver, British Columbia, Canada, V6B 1N2;

     ("Surforama")

                                                            OF  THE  THIRD  PART

WHEREAS:

A. Loop is engaged in the business of selling and direct marketing of wireless products and services; and

B. Surforama desires to purchase from Cheng all the issued and outstanding shares of common stock in the capital of Loop (the "Shares") on the terms and conditions hereinafter set forth;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and mutual agreements and covenants herein contained, the parties hereby covenant and agree as follows:

1.          LOOP  AND  CHENG'S  REPRESENTATIONS

          Loop and Cheng hereby make the following representations and warranties to Surforama, each of which is true and correct on the date hereof and will be true and correct on the Closing Date, each of which shall be unaffected by any investigation made by Surforama and shall survive the Closing
Date:

     (a) The authorized capital of Loop consists of 1,000 Class A voting shares, an unlimited number of Class B voting shares, an unlimited number of Class C non-voting shares, an unlimited number of Class D non-voting shares and an unlimited number of Class E redeemable, retractable, preferred shares, of which 1,000 Class A voting shares are issued to Cheng as fully paid and non-assessable. There are no other securities issued or outstanding. In addition, there are no outstanding or authorized options, dividends, warrants, agreements, subscriptions, calls, demands or rights of any character relating to the capital stock of Loop, whether or not issued, including, without limitation, securities convertible into or evidencing the right to purchase any securities of Loop;

     (b) Loop is a corporation duly incorporated, validly existing and in good standing under the Canada Business Corporations Act and has all requisite corporate power and authority to own its assets and operate its business as and where it is now being conducted;

     (c) Loop owns a 100% interest in Loop Mobility Inc., a federally incorporated Canadian company; Unipage Solutions Inc., a federally incorporated Canadian company; and Unipage Solutions Inc., a British Columbia incorporated company (collectively, the "Subsidiaries"). Each of the Subsidiaries is duly incorporated, validly existing and in good standing and has all requisite corporate power and authority to own its assets and operate its business as and where it is now being conducted. There are no outstanding or authorized options, dividends, warrants, agreements, subscriptions, calls demands or rights of any character relating to the capital stock of the Subsidiaries, whether or not issued, including without limitation, securities convertible into or evidencing the right to purchase any securities of any of the Subsidiaries;

     (d) Loop is duly licensed and/or qualified and in good standing in Canada, which is the sole jurisdiction in which the nature of Loop's assets or the business conducted by Loop makes qualification necessary;

     (e) Prior to Closing, Loop shall provide Surforama with consolidated audited financial

(the "Financial Statements"), prepared in accordance with United States generally accepted accounting principles and shall fairly represent Loop's financial position at that date;

     (f) Loop and its Subsidiaries have good and marketable title to all of their assets free and clear of all mortgages, liens, pledges, charges, claims, leases, restrictions or encumbrances of any nature whatsoever, and subject to no restrictions with respect to transferability. All of Loop's assets are in its possession and control;

     (g) Neither Cheng, Loop nor its Subsidiaries have given a power of attorney, which is currently in effect, to any person, firm or corporation for any purpose whatsoever;

     (h) Neither Cheng, Loop nor its Subsidiaries has entered into any other agreement or granted any option to sell or otherwise transfer any of its assets or its securities;

     (i) To the knowledge of Cheng, each contract, lease, license, commitment and agreement to which Loop or any of its Subsidiaries is a party is in full force and effect and constitutes a legal, valid and binding obligation of all of the parties thereto. Neither Loop or its Subsidiaries is in default and has not received or given any notice of default, and to Cheng's knowledge, no other party thereto is in default, under any such contract, lease, license, commitment or other agreement or under any other obligation relating to Loop's, or its Subsidiaries', assets or business;

     (j) There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body involving Cheng, Loop nor any of it's Subsidiaries. No suit, action or legal, administrative, arbitration or other proceeding or reasonable basis therefore, or, to the best of Cheng's knowledge, no investigation by any governmental agency pertaining to Loop, any of Loop's Subsidiaries, or their assets is pending or has been threatened which could adversely affect the financial condition or prospects of Loop or the conduct of the business thereof or any of Loop's assets or materially adversely affect the ability of Cheng to consummate the transactions contemplated by this Agreement;

     (k) To Cheng's knowledge, Loop has not infringed any patent or patent application, copyright or copyright application, trademark or trademark application or trade name or other proprietary or intellectual property right of any other person or received any notice of a claim of such infringement;

     (l) Loop has the right to use all data and information necessary to permit the conduct of its business from and after the Closing Date, as such business is and has been normally conducted;

     (m) The Articles and Bylaws of Loop and its Subsidiaries permit them to carry on their present business and to enter into this Agreement;

     (n) The performance of this Agreement will not be in violation of the Articles or Bylaws of Loop or its Subsidiaries, or any agreement to which Loop or its Subsidiaries is a party and will not give any person any right to terminate or cancel any agreement or any right enjoyed by Loop or its Subsidiaries and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favour of a third party upon or against the assets of Loop or its Subsidiaries;

     (o) Loop and its Subsidiaries hold all permits, licences, registrations and authorizations necessary for them to conduct their business;

     (p) Neither Loop nor its Subsidiaries is in violation of any federal, state, municipal or other law, regulation or order of any government or regulatory authority;

     (q) Loop and its Subsidiaries have filed with the appropriate government agencies all tax or information returns and tax reports required to be filed, and such filings are substantially true, complete and correct;

     (r) All federal, state, municipal, foreign, sales, property or excise or other taxes whether or not yet due have been fully paid or adequately provided for;

     (s) The corporate records and minute books of Loop and its Subsidiaries contain complete and accurate minutes of all meetings of the directors and shareholders held since incorporation;

     (t) All material transactions of Loop and its Subsidiaries have been promptly and properly recorded or filed in or with its respective books and records; and

     (u) Loop and its Subsidiaries have complied with all laws, rules, regulations and orders applicable to it relating to employment, including those relating to wages, hours, collective bargaining, occupational health and safety, employment standards and workers' compensation.

2.          SURFORAMA'S  REPRESENTATIONS

          Surforama hereby makes the following representations and warranties to Loop and Cheng, each of which is true and correct on the date hereof and will be true and correct on the Closing Date, each of which shall be unaffected by any investigation made by Loop or Cheng and shall survive the Closing Date:

     (a) The authorized capital of Surforama consists of 70,000,000 shares of common stock at a par value of $0.001 per share, of which 19,828,899 shares are issued as fully paid and non-assessable. There are no outstanding or authorized options, dividends, warrants, agreements, subscriptions, calls, demand or rights of any character relating to the capital stock of Surforama, whether or not issued, including, without limitation, securities convertible into or evidencing the right to purchase any securities of Surforama;

     (b) Surforama is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own its property and operate its business as and where it is now being conducted;

     (c) Surforama is in good standing with respect to its filings with the Nevada Secretary of State and the United States Securities & Exchange Commission;

     (d) Surforama owns a 100% interest in Surforama Portal Services Inc. (federal Canadian corporation), a 49.07% interest in Rebatopia.com, Inc. (Nevada corporation) and a 100% interest in Rebatopia Internet Services Inc. (British Columbia corporation);

     (e) Surforama's audited financial statements for the fiscal year ended November 30, 2001, and its unaudited interim financial statements for the three month period ended February 28, 2002, as filed with the United States Securities & Exchange Commission (collectively, the "Surforama Statements"), have been prepared in accordance with United States generally accepted accounting principles and fairly represent Surforama's financial position at those respective dates. Since the date to which the Surforama Statements were prepared:

          (i) There has not been any material adverse change in the financial position, assets, liabilities, results of operations, business, prospects or condition, financial or otherwise, of Surforama or any damage, loss or other change in circumstances materially affecting the business or assets of Surforama or its right or capacity to carry on business before or after the Closing Date;

          (ii) Surforama has not waived or surrendered any right of material value;

          (iii) The business of Surforama has been conducted in the ordinary course; and

          (iv) Surforama has not guaranteed, or agreed to guarantee, any debt, liability or other obligation of any person, firm or corporation;

     (f) Surforama has not entered into any other agreement or granted any option to sell or otherwise transfer any of its assets or its securities;

     (g) Surforama is not a party to any contracts, leases, licenses, commitments and other agreements relating to its assets or its business;

     (h) There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body involving Surforama. No suit, action or legal, administrative, arbitration or other proceeding or reasonable basis therefore, or, to the best of Surforama's knowledge, no investigation by any governmental agency, pertaining to Surforama or its assets is pending or has been threatened against Surforama which could adversely affect the financial condition or prospects of Surforama or the conduct of the business thereof or any of Surforama's assets or materially adversely affect the ability of Surforama to consummate the transactions contemplated by this Agreement;

     (i) The Articles and Bylaws of Surforama permit it to carry on its present business and to enter into this Agreement;

     (j) The performance of this Agreement will not be in violation of the Articles or Bylaws of Surforama or any agreement to which Surforama is a party;

     (k) Surforama is not in violation of any federal, state, municipal or other law, regulation or order of any government or regulatory authority;

     (l) Surforama has filed with the appropriate government agencies all tax or information returns and tax reports required to be filed, and such filings are substantially true, complete and correct;

     (m) no federal, state, municipal, foreign, sales, property or excise or other taxes are payable by Surforama;

     (n) The corporate records and minute books of Surforama contain complete and accurate minutes of all meetings of the directors and shareholders of Surforama held since incorporation;

     (o) All material transactions of Surforama have been promptly and properly recorded or filed in or with its respective books and records;

     (p) Surforama has filed all documents it was required to file with the National Association of Securities Dealers; and

     (q)     Surforama's  shares  are  quoted  for  trading  on  the  National
Association  of  Securities  Dealer's  Over-The-Counter  Bulletin  Board.

3.          SALE  OF  SHARES

          On the Closing Date, upon the terms and conditions herein set forth, Surforama agrees to purchase a 100% undivided right, title and interest in and to the Shares in consideration of Surforama:

                                       7
     (a) issuing to Cheng 5,940,000 restricted shares of common stock in the capital of Surforama (the "Vend-In Stock") at a deemed price of US$0.03 per share; and

     (b) using its best efforts to provide Loop with at least US$1,000,000 in working capital within one year of the Closing Date.

4.          CLOSING

          The sale and purchase of the Shares shall be closed at the office of Surforama at 10:00 A.M. (Vancouver time) on or before the 5th business day following the date that Loop notifies Surforama in writing that the condition subsequent described in paragraph 8 has been satisfied (the "Closing Date").

5.          ACTIONS  BY  THE  PARTIES  PENDING  CLOSING

          From and after the date hereof and until the Closing Date, Loop and Surforama covenant and agree that:

     (a) Loop and Surforama, and their authorized representatives, shall have full access during normal business hours to all documents of Loop and Surforama and each party shall furnish to the other party or its authorized representatives all information with respect to the affairs and business of Loop and Surforama as the parties may reasonably request;

     (b) Loop and Surforama shall conduct their business diligently and substantially in the manner previously conducted and Loop and Surforama shall not make or institute any unusual or novel methods of purchase, sale, management, accounting or operation, except with the prior written consent of the other party. Neither Loop nor Surforama shall enter into any contract or commitment to purchase or sell any assets or engage in any transaction not in the usual and ordinary course of business without the prior written consent of the other party;

     (c) Without the prior written consent of the other party, neither Loop nor Surforama shall increase or decrease the compensation provided to its employees, officers, directors or agents;

     (d) Neither Loop nor Surforama will amend its Articles of Incorporation or Bylaws, or make any changes in its respective authorized or issued capital without the prior written approval of the other party;

     (e) Neither Loop nor Surforama shall act or omit to do any act, or permit any act or omission to act, which will cause a breach of any contract, commitment or obligation; and

     (f) Neither Loop nor Surforama will declare or pay any dividend or make any distribution, directly or indirectly, in respect of their respective capital stock, nor will they directly or indirectly redeem, purchase, sell or otherwise acquire or dispose of shares in their respective capital stock.

6.          CONDITIONS  PRECEDENT  TO  SURFORAMA'S  OBLIGATIONS

          Each and every obligation of Surforama to be performed on the Closing Date shall be subject to the satisfaction by the Closing Date of the following conditions, unless waived in writing by Surforama:

     (a) The representations and warranties made by Loop and Cheng in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made or given by the Closing Date;

     (b) Loop shall have performed and complied with all of their obligations under this Agreement which are to be performed or complied with by them by the Closing Date;

     (c) Loop shall have obtained the necessary consent of its director and shareholder to effect the transactions contemplated herein;

     (d)     Loop  shall  deliver  to  Surforama:

          (i) a certified true copy of resolutions of Loop's Board of Directors authorizing the transfer of the Shares from Cheng to Surforama, the registration of the Shares in the name of the Surforama and the issuance of a share certificate representing the Shares in the name of the Surforama;

          (ii) share certificates representing the Shares issued in the name of Cheng accompanied by a duly executed Irrevocable Power of Attorney to transfer the Shares to Surforama; and

          (iii) A share certificate or certificates registered in the name of the Surforama, signed by the President of Loop, representing the Shares.

7.          CONDITIONS  PRECEDENT  TO  LOOP'S  OBLIGATIONS

          Each and every obligation of Loop and Cheng to be performed on the Closing Date shall be subject to the satisfaction by the Closing Date of the following conditions, unless waived in writing by Loop and Cheng:

     (a) The representations and warranties made by Surforama in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made or given by the Closing Date;

     (b) Surforama shall have performed and complied with all of its obligations under this Agreement which are to be performed or complied with by its by the Closing Date;

     (c)     Surforama  shall  deliver  to  Loop:

          (i) a certified true copy of resolutions of Surforama's Board of Directors authorizing the issuance of the Vend-In Stock to Cheng and appointing Cheng to Surforama's Board of Directors; and

          (ii) share certificates representing the Vend-In Stock issued in the name of Cheng.

8.          CONDITION  SUBSEQUENT

          This Agreement shall not be binding on either party unless Loop completes a financing of at least US$200,000 by June 1, 2002.

9.          FURTHER  ASSURANCES

          The parties hereto covenant and agree to do such further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order to fully perform and carry out the terms and intent of this Agreement.

10.          ENTIRE  AGREEMENT

          This Agreement constitutes the entire agreement to date between the parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties with respect to the subject of this Agreement.

11.          NOTICE

11.1 Any notice required to be given under this Agreement shall be deemed to be well and sufficiently given if delivered by hand, in the case of LOOP as follows:

          Loop  Communications  Inc.
          130  -  4200  No.  3  Road
          Richmond,  B.C.
          V6X  2C2

                                       10
and  in  the  case  of  the  Surforama  addressed  as  follows:

     Surforama.com,  Inc.
     700  -  555  West  Hastings  Street
     Vancouver,  B.C.
     V6B  1N2

and any notice given as aforesaid shall be deemed to have been given when delivered.

11.2 Either party may time to time by notice in writing change its address for the purpose of this section.

12.          TIME  OF  ESSENCE

          Time  shall  be  of  the  essence  of  this  Agreement.

13.          TITLES

          The titles to the respective sections hereof shall not be deemed a part of this Agreement but shall be regarded as having been used for convenience only.

14.          SCHEDULES

          The schedules attached to this Agreement are incorporated into this Agreement by reference and are deemed to be part hereof.

15.          SEVERABILITY

          If any one or more of the provisions contained herein should be invalid, illegal or unenforceable in any respect in any jurisdictions, the validity, legality and enforceability of such provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

16.          CONFIDENTIALITY

          Neither the existence of this Agreement nor any of its terms shall be disclosed by either party to any third party without the written consent of the other party until the condition subsequent described in paragraph 8 herein is satisfied.

17.          APPLICABLE  LAW

          The situs of the Agreement is Vancouver, British Columbia, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with laws prevailing in the Province of British Columbia. The parties hereto agree to attorn to the jurisdiction of the Courts of the Province of British Columbia.

18.          ENUREMENT

          This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

          IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.

LOOP  COMMUNICATIONS  INC.               SURFORAMA.COM,  INC.

PER: /s/ Allan Cheng                     PER:  /s/ Mike Hanson
_____________________________            _______________________________
Authorized  Signatory                    Authorized  Signatory


/s/ Allan Cheng
__________________________
Allan  Cheng